Exhibit 99.2

 Harnessing the Power of a Multiomics, AI/ML-Based Platform Learning Engine  Setting a New Pace for Early Cancer Detection  Q4 2025

 Disclaimer  This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Freenome Holdings, Inc. (“Freenome” or the “Company”) and Perceptive Capital Solutions Corp (“PCSC”) (such business combination, the “Proposed Business Combination”), and the related transactions, including a potential investment in the post-closing combined company (the “Proposed PIPE Investment” and, together with the Proposed Business Combination, the “Proposed Transactions”), and for no other purpose. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below.   The proposed terms of the Proposed Transactions reflected in the Presentation are indicative, non-binding, and proposed by Freenome and PCSC. Any and all terms remain subject to further discussion, negotiation, and change.  This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation does not constitute either advice or a recommendation regarding any securities. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities or of the Proposed Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. Any offering of securities in the Proposed PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the securities remain restricted securities unless an exemption from the registration requirements of the Securities Act is available. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the securities acquired in the Proposed PIPE Investment may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Any offer to sell securities will only be made pursuant to a definitive subscription agreement, and Freenome and PCSC reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or in part for any reason.  This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of PCSC and Freenome and is intended for the recipient hereof only. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally in connection with this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the Proposed PIPE Investment, that you will not distribute, disclose or use such information in any way detrimental to Freenomee or PCSC, and that you will return to Freenome and PCSC, delete or destroy this Presentation upon request.  No representations or warranties, express or implied are given in, or in respect of, this Presentation or with respect to the accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will PCSC, Freenome, any bank serving as a placement agent in the Proposed PIPE Investment (“Placement Agents”) or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Freenome’s forward-looking statements related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of its test or products, and the size and growth potential of the markets for Freenome’s tests or products are based upon but not limited to third-party research and Freenome’s experience in the industry. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Freenome or the Proposed Transactions.  Viewers of this Presentation should each make their own evaluation of Freenome and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.  Nothing herein should be construed as legal, financial tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed advice or a recommendation to any party to enter into any transaction or take any course of action. You are also reminded that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from Freenome from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information.

 Disclaimer (Cont’d)  Participants in the Solicitation  In connection with the Proposed Business Combination, PCSC and Freenome intend to prepare and file with the SEC a registration statement containing a preliminary proxy statement of PCSC and a preliminary prospectus with respect to securities to be offered in the Proposed Business Combination. After the registration statement is declared effective, PCSC will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its shareholders as of a record date to be established for voting on the Proposed Business Combination. Shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about PCSC, Freenome and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Perceptive Corporate Solutions Corp, 51 Astor Place, 10th Floor, New York, New York 10003. PCSC, Freenome, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from PCSC’s shareholders with respect to the Proposed Business Combination and the other matters set forth in the registration statement. Information regarding PCSC’s directors and executive officers, and a description of their interests in PCSC is contained in PCSC’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Perceptive Corporate Solutions Corp, 51 Astor Place, 10th Floor, New York, New York 10003. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available.  This Presentation is not a substitute for the registration statement or for any other document that PCSC and Freenome may file with the SEC in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by PCSC, without charge, at the SEC’s website located at www.sec.gov.   Forward Looking Statements  Certain statements included in this Presentation that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of Freenome’s tests and products, the size and growth potential of the markets for Freenome’s tests and products; financing and other business milestones; potential benefits of the Proposed Transactions; and expectations relating to the Proposed Transactions, including the use of proceeds of the Proposed PIPE Investment and Freenome’s expected cash runway. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Freenome’s and PCSC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Freenome and PCSC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Proposed Transactions or consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the Proposed Transactions, or the risk that the approval of the stockholders of PCSC or Freenome is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; matters discovered by PCSC or Freenome as they complete their respective due diligence investigations of each other; risks relating to the uncertainty of the projected financial information with respect to Freenome and the combined company; risks related to the approval of Freenome’s products and tests and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive products and tests; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against PCSC or Freenome related to the Proposed Business Combination; the effects of competition on Freenome’s future business; the amount of redemption requests made by PCSC’s public shareholders; and those factors discussed in documents PCSC has filed or will file with the SEC, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Presentation and also set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PCSC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, PCSC’s Annual Report on Form 10-K for the year ended December 31, 2024, and in those documents that PCSC has filed, or will file, with the SEC. Additional risks are described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Presentation.

 Disclaimer (Cont’d)  If any of these risks materialize or PCSC’s or Freenome’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither PCSC nor Freenome presently know or that PCSC and Freenome currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PCSC’s and Freenome’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualified in their entirety by reference to the cautionary statements herein. PCSC and Freenome anticipate that subsequent events and developments will cause PCSC’s and Freenome’s assessments to change. These forward-looking statements should not be relied upon as representing PCSC’s and Freenome’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither PCSC, Freenome nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.  Images  This Presentation includes images and diagrams of cells, cellular reactions, chemical reactions and physiological reactions. All such images and diagrams are for illustrative purposes only. Such images and diagrams should not be relied upon or construed by investors as an indication or assurance that such cellular reactions, chemical reactions or physiological reactions have already taken place or will take place in the future.  Market Data and Other Information  This Presentation discusses market trends that Freenome’s leadership team believes will impact the development and success of Freenome based on its understanding of the market. The information contained herein is being presented by PCSC and Freenome and not prepared nor independently verified by the Placement Agents. Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and PCSC and Freenome’s own internal estimates and research, which are derived from the respective views of internal sources as well as independent sources. None of Freenome or PCSC has independently verified the data obtained from third-party sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data’s accuracy or completeness. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while PCSC and Freenome believe their internal research is reliable and included this in good faith, such research has not been verified by any independent source and PCSC and Freenome cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with PCSC and Freenome. Neither PCSC nor Freenome assume any obligation whatsoever to update the information in this Presentation.   Perceptive Advisors, LLC  Funds managed by Perceptive Advisors, LLC (“Perceptive Advisors”) have an investment in Freenome and intend to make an additional investment in Freenome in connection with its proposed business combination with PCSC. Additionally, the sponsor of PCSC is an affiliate of Perceptive Advisors. The Chairman of PCSC founded Perceptive Advisors, the Chief Executive Officer of PCSC is the Chief Investment Officer of Perceptive Advisors and the Chief Business Officer of PCSC is a Managing Director at Perceptive Advisors.  Trademarks  This Presentation contains trademarks, service marks, trade names, and copyrights of PCSC, Freenome, and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with PCSC or Freenome, an endorsement or sponsorship by or of PCSC or Freenome or a guarantee that PCSC or Freenome will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that PCSC or Freenome will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

 Introduction

Introducing the Freenome leadership team



Aaron Elliott, PhD
Chief Executive Officer

Ambry Genetics



Riley Ennis
Co-Founder,
Chief Product Officer

NOVARTIS FOUNDATION MEDICINE



Linh H. Le
Chief Financial Officer

Ambry Genetics Medtronic



Julie Tran
Chief People Officer

MYOVANT SCIENCES J&J



Jimmy Lin MD, PhD
Chief Scientific Officer

natera NIH NATIONAL CANCER INSTITUTE



Thomas Fitzpatrick
Chief Legal Officer

Coherus



Rob Guigley
Chief Commercial Officer

DELFI INVITAE



Richard Bourgon, PhD
SVP, Computational Res.

Genentech



Sally Howard, JD
SVP, Regulatory & Quality

FDA Adaptive



Bradley Carr
VP, Lab Operations

PACT pharma Roche



Tanya Moreno, PhD
VP, Research

Cradle



George Morris
VP, Engineering

PacBio Roche



Marian Navratil, PhD
VP, Development

HTG DANAHER



Victoria Reid
VP, Corporate Development

10x GENOMICS Cepheid



Clinton Wu
VP, Finance

ascendis pharma GILEAD

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© Freenome | Proprietary & Confidential

Freenome

Freenome at a glance

Our mission is to save lives through early cancer detection using a simple blood test

2014	~390	~205	~80%	~120k sq ft
Founded	Total Employees	R&D Scientists	Automated Lab Process	Clinical and R&D Lab Space

Campus and lab infrastructure built for scale



Freenome Work Cell



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© Freenome | Proprietary & Confidential

Freenome

 ~$1.3 Billion raised from a diverse, deep investor base including strategics  Technology  Biotech  Health care  Biopharma &other strategics  Mutual &public funds  *Subset of current investors.

 A leading New York-based investment firm with 26 years of experience investing in the healthcare sector  ~$7.5B of assets under management  Successful track record of leadership in biotech investing and innovative company formation  Has successfully executed and closed four high-profile life sciences deSPACs  Freenome combining with Perceptive Capital Solutions to support commercial growth, continued pipeline and platform development, and long-term shareholder value  Freenome anticipates entering into an agreement to combine with Perceptive Capital Solutions (Nasdaq:PCSC), a special purpose acquisition company (“SPAC”)   Cash Held in SPAC Trust  $90M  Targeted PIPESize  $250M  PIPE Commitment from Perceptive and RA Capital  $75M  Pro FormaCash (Including Roche Upfront) 1  ~$493M  Post-Transaction Equity Value*  $1.09B  To achieve key milestones  Substantial cash runway  PCSC Sponsor:  Well Capitalized to Support Multiple Clinical and Commercial Value-Driving Catalysts  *Post-transaction equity value assumes no redemptions by PCSC shareholders.  1. Reflects (i) Freenome’s existing balance sheet cash (estimated to be $125.9M) as of end of Q3, (ii) the assumed net proceeds of the transaction (assuming no redemptions and a deSPAC at the end of Q1 ‘26), (iii) $75M convertible note from Roche, (iv) includes the $75M upfront cash payment ($125M total upfront) from Exact Sciences in November; and (iv) does not include net proceeds from potential future partner milestones from Exact Sciences.

 Investment Highlights

 Key Investment Highlights  Aim to transform early cancer detection with a suite of blood-based tests that target a $50B market opportunity  1  Our tests are built on a novel multiomics, AI/ML-based platform, which is designed to deliver sustainable performance advantages, data moat, and rapid test versioning  2  Population-level CRC screening is the foundation for our personalized multi-cancer early detection (MCED) strategy across 10+ indications  5  Leveraging an experienced leadership team, strategic and R&D partners (e.g., Exact Sciences, Roche), and a deep, diverse investor base to realize our vision  6  Initially focused on the large, well-established colorectal cancer (CRC) screening market, where our test is designed to deliver high sensitivity at the earliest and most treatable stages of disease  3  Partnership with Exact Sciences is positioned to accelerate market adoption, integration into primary care practice, and advancement of our platform  4

Freenome is advancing the future of personalized cancer detection

Today's cancer screening paradigm is flawed; a new approach is necessary to empower everyone to access recommended cancer screenings

$40B+ annual U.S. cancer-screening cost due to fragmented modalities*[1]

- Colonoscopy / Stool
- Mammography / MRI
- Low-Dose CT
- Endoscopy / Cell Collection
- Ultrasound / CT / AFP

Only ~14% of diagnosed cancers are detected by screening [2]

~50% of cancers detected at advanced stage [3]

~90% 5-year survival rate for certain common cancers when caught early[4]**

With a simple blood test ...

... Freenome

Is working toward breaking barriers to early cancer detection and Is well-positioned to address a $50B market opportunity [5]

*As of September 2024. Includes facility costs as part of total healthcare costs; ** Common cancers include breast, melanoma of the skin, prostrate, thyroid, colon & rectum, kidney & renal pelvis, Non-Hodgkin lymphoma and ovarian.
1. Halpern MT et al., *Ann Intern Med.* (2024); 2. NORC at the University of Chicago. Percent of Cancers Detected by Screening in the US (2022); 3. Crosby D et al., *Science*. (2022); 4. American Cancer Society, Cancer Facts & Figures. (2025) 5. https//www.archivemarketresearch.com/reports/cancer-screening-technology-141728

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© Freenome | Proprietary & Confidential

Freenome

Initially focused on the large, reimbursed CRC screening market, where our test is designed to deliver high sensitivity at the earliest and most treatable stages of disease

Starting with the Largest Screening Population

- ~120M people in the U.S. are eligible for CRC screening, yet ~40-50M remain unscreened; CRC remains the world's second deadliest cancers[1]
- Survival rate is 90%+ when CRC is detected and treated before it spreads[2]

SimpleScreen CRC v1: PREEMPT CRC Study

✓ Largest prospective study of its kind (~48k enrolled; ~27k evaluated for v1)

✓ Met all primary endpoints (topline readout in Apr'24)

✓ Designed to meet FDA requirements for a first-line label

✓ Published in JAMA

SimpleScreen CRC v2*

✓ Comprehensive upgrade of v1: assay, automation, algorithm

✓ Improved performance observed in CRC (n = 210) and advanced adenoma (AAs; n = 407 with 329 pre-colonoscopy AAs) detection in head-to-head study with SimpleScreen CRC v1 including pre-colonoscopy non-advanced adenomas and negatives (n = 349) at 90% specificity

SimpleScreen CRC Has Potentially Best-in-Class Performance Amongst Blood-Based Tests

Company	Test	FDA Status	Sensitivity***				Specificity
			Advanced Adenoma	High-Grade Dysplasia	Stage I CRC	Overall CRC	Overall
Freenome	SimpleScreen CRC v1	PMA** Submitted in Aug'25	14%	31%	64%	81%	90%
Freenome	SimpleScreen CRC v2*	sPMA** Submission Anticipated in 2H26	22%	44%	75%	85%	90%
GUARDANT	Shield v1	FDA Approved in Jul'24	13%	23%	55%	83%	90%
GUARDANT	Shield v2	sPMA Submission Anticipated in 2H25	13%	Not Reported	62%	84%	90%
EXACT SCIENCES	Colon Cancer Blood Test	Unknown	14%	Not Reported	Not Reported	73%	90%

Disclaimer: The data presented above are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross-study comparisons are directional and may not be directly comparable.

*v2 performance contingent on final clinical validation readout; **Premarket Approval (PMA); Supplemental Premarket Approval (sPMA); ***These data are associated to Advanced Colorectal Neoplasia (ACN) or Advanced Neoplasia (AN); All SimpleScreen performance is reported using a pre-specified US Census adjustment to more accurately reflect the intended use population (U.S. FDA. Guidance for Industry: E9 Statistical Principles for Clinical Trials. (1998))

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1. Ebner D et al., *JAMA Network Open*. (2024)
2. American Cancer Society, Cancer Facts & Figures. (2025)

© Freenome | Proprietary & Confidential

Freenome

 Partnership with Exact Sciences not only validates our CRC data and product-market fit but also provides significant near- and long-term benefits  In August 2025, Freenome announced an exclusive U.S. license agreement with Exact Sciences to commercialize Freenome’s blood-based CRC test if approved in a deal worth up to $885 million  Accelerated market adoption through Exact’s established commercial infrastructure  Royalties on test sales (of up to 10% depending on gross margins)  Up to $885M to further advance platform ($75M upfront payment; $700M in regulatory or market access milestone payments; $60M in funding for joint R&D expenses over three years; and $50M equity investment)  MCED preservation (Freenome retains rights for CRC blood test when ordered with other screening tests for which patients are eligible)  Access to multimodal data from patients to power future AI/ML models across multiple cancer indications, subject to HIPAA  Freenome branding will be utilized

 Single Cancer  CRC / AA  Lung  Liver  Etc.  Multi-Cancer  Smoking  Obesity  GERD  Genetic / Other Risk Factors  Single-cancer early detection tests based on reimbursement pathway starting with CRC …   … Is expected to enable future multi-cancer early detection tests leveraging a common platform based on reimbursement pathway specifically tailored to patients’ individual risk profile  Population-level CRC screening, if approved, is the foundation for our personalized multi-cancer detection strategy across 10+ indications run on the same assay platform  *Breakdown is based on management estimates.   *  120M  15M  Lung  30M  Esophageal  5M  Liver  20M  Stomach  5M  Pancreatic  30M  Breast  5M  Uterine  42M  Prostate  10M  Bladder  50M  Ovarian

Multiple value-driving catalysts on the horizon in CRC, lung, and personalized multi-cancer detection (P-MCD)*

Anticipated Milestones**	2025	2026		2027	
	H2	H1	H2	H1	H2
SimpleScreen CRC v1	LDT EAP Launch	ACS Guideline Update	PMA Approval & IVD Launch; CMS Coverage		USPSTF Guidelines
SimpleScreen CRC v2	Head-to-Head v1 vs. v2 Run- In Study (ASCO-GI, '26)	Final AV/CV	sPMA Submission	PMA Approval & IVD Launch	
Lung v1		LDT AV/CV	LDT Launch	PROACT Enrollment Completion	AV/CV
Personalized Multi-Cancer Detection (P-MCD)		P-MCD Multiomics Readout v1	First Wave P-MCD LDT Launch		Second Wave P-MCD LDT Launch

*Assumes the $483M pro-forma cash available at closing; **Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions, approvals and AV/CV readouts are subject to additional discussions with regulators and are not guaranteed. Guideline updates are contingent on external policies and government resources that may impact coverage, reimbursement, and adoption of Freenome's tests.

Early Access Program (EAP); Analytical/Clinical Validation (AV/CV); United States Preventive Services Task Force (USPSTF); Laboratory Developed Test (LDT); In Vitro Diagnostic (IVD)

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© Freenome | Proprietary & Confidential

Freenome

 Technology

 Our tests are built on a proprietary multiomics, AI/ML-based platform, which is designed to enable clinical performance advantages, data moat, and a network effect from serial testing  Rapid iteration & test versioning to improve sensitivity / specificity   Rapid generation of molecular data through commercial testing to fuel test improvements and validate new tests   Real-World Data (RWD) Feedback Loop  Diverse set of signals for early detection across a range of cancers  Combination of numerous signatures enables improved detection of early-stage cancers  Multiomics  AI/ML Learning Engine  Real World Data  Integrating into primary care workflows and aligning with existing reimbursement paradigms through Freenome’s partner ecosystem  Multiomics Platform  Tumor Heterogeneity  DNA  Proteins  RNA  OtherAnalytes

Freenome's parallelized multiomics discovery and high-throughput production platforms to drive test improvements and future tests

Discovery (R&D) Multiomics Platform

Broad Discovery Assays

Proteins | **RNA** | **DNA** | **Other Analytes**

Multiomics and AI/ML Discovery Platform

External Evaluation of Emerging Technologies Leveraging Freenome Prospective Samples

Commercial Testing

High-Throughput, Targeted Assays for Commercial Applications

Embedded Multi-Cancer Signatures

Production Machine Learning Pipeline



Proprietary Automated Work Cells Built for Scale

Individual Reports Delivered Based on Tests Ordered


CRC
Lung
Liver[1]
+
–

1 Liver is a pipeline product.

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© Freenome | Proprietary & Confidential

Freenome

DNA only

Differentiated Single-Omic Assay: Non-bisulfite, base-level epigenetic assay

Our NGS workflow for methylation and other epigenetic biomarkers uniquely provides multimodal digital outputs at base-level enabling us to capture subtle biological changes important for early-stage lesions and core to any personalized multi-cancer detection indications that shed cfDNA.

Fragment-Level Resolution (Analog)


Cancer Fragment
Healthy

Base-Level Resolution (Digital)


Cancer Fragment
Healthy

Platforms w/ Detection Capabilities

Fragment-Level Resolution (Analog)	Base-Level Resolution (Digital)
Freenome GUARDANT	Freenome

Differentiated Approach to Methylation

Our non-bisulfite assay can measure individual base level changes in methylation without degrading cfDNA at the highest resolution digital output (vs. analog) providing unmatched multimodal insights from cfDNA alone.

Cell Free DNA (cfDNA)

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© Freenome | Proprietary & Confidential

Freenome

 Multiomics for low and high shedding tumors may be required to reach clinically-meaningful performance levels  Hsu TK et al., Cancer Res. (2021)  Sensitivity (n = 230)  ctDNA shedding rate  Low  High  Sensitivity (n = 39)  DNA + Protein only

Proprietary Fragment-Level Deep Learning (FLDL) model optimizes learning efficiency in preparation for large commercial data volume for future test versions

Base level methylation results in higher resolution multimodal molecular data



Single sample
Fragment data
M fragments with base-level features
FLDL Model Architecture
Fragment Embedding
Processing and combination of pairwise features into a single fixed-sized vector per fragment
M feature vectors
Sample Embedding
Pooling of all learned vectors into a single fixed-sized vector per sample
One feature vector
Output Network
NN to predict target from fixed-sized vector
Modeled jointly with other analyte or 'omic' inputs such as Non-NGS (proteins & autoantibodies)

Freenome's advanced FLDL architecture captures large clinical metadata imaging which in turn optimizes the diagnostic yield to tailor the approach to specific cancers

As test volume scales, the flywheel effect of the platform leads to new signals and improved test versioning as seen with v1 to v2 in CRC

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Widrich M et al., *Clin Cancer Res.* (2025)
© Freenome | Proprietary & Confidential
Freenome

 AI infrastructure under development ahead of commercial launch to activate learning engine with health systems for future algorithm training and indication expansion  Freenome provides:  CRC/AA blood-based testing (if approved)  AI-enabled learning engine  Real-world data (RWD) and informatics  Future blood tests (if approved)  Continue to obtain from health plans and health systems:  Claims data for their members including incidental findings of CRC/AA or other indications  IDNs/IPPNs expected to also have EHR data, including screening intent (unfulfilled orders)  Vendors will support:  Existing integrations into the healthcare ecosystem to facilitate bi-directional data exchange  Secure cloud-computing environments for large health care data sets   And potentially…  New data sets (e.g., medical records, claims)  HCO and payer relationships  AI-Enabled Learning Engine

Current state of population-level molecular data generation

Commercial test volumes today only capture 100s of biomarkers[1]

High-dimensional National Genomic Initiatives are costly and take 5-10 years [2]

Directional view of the potential data volume from CRC screening



Ks of tests / ~5-500 biomarkers
4,600
850
528
<250
800
500
415
350
100
EXACT SCIENCES
TEMPUS
natera
Others *
Others

While volumes for commercially available cancer tests today are high, the number of biomarkers tested, and thus utility of the data, is limited

Limited number of genomes sequenced by national genomic institutes even after 5-10 years of data generation, sequencing, and biobanking efforts

* Does not include extrapolation for other blood-based CRC companies.

1. Estimate based on FY2024 Cologuard revenue assuming a ~$500 ASP, Tempus's Q2 '25 reported test volume prorated to generate an annual estimate, Natera's reported oncology testing volume FY2024; 2. Reported genomes sequenced as of 1H2025 from the Emirati Genome Programme, UK Biobank All of Us Research Program, Qatar Genome Programme, and 6 other initiatives from China, the EU, Saudi Arabia, South Korea, Japan, and India.

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Freenome

 Product Pipeline

The v2 NGS assay and computational improvements to drive non-bisulfite, base-level methylation signal with ~3x the number of cfDNA molecules recovered

Test Versioning Programs	Final v2 Design
DNA Extraction	✓
NGS Conversion	✓
NGS Platform (Library Prep, Multiplex, Capture, Sequencing)	✓
Process/reagent variability reduction (Mitigate degradation)	✓
Computational	✓
Assay Analytical Performance	**~3x cfDNA molecule recovery compared to v1**

Analytical Performance v1 vs. v2


Analytical Improvements in Mean Target Coverage (MTC)
Achieved goal of MTC ≥2,000
Mean Target Coverage (MTC)
2500
2000
1500
1000
500
0
673
1219
2100
v1 Baseline
v2- (Double input)
v2 (Includes subset of v3)

Improved assay performance of the final v2 design over v1 in PREEMPT CRC and the v2(-) initial design

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© Freenome | Proprietary & Confidential
Freenome

CRC/AA: Foundational v1 PMA submitted to the FDA (August 2025) and v2 is expected to be filed as a PMA supplement following initial FDA approval


EAP = Early Access Program
PMA Modules 1 & 2 (M1 & M2)
PMA Module 3 (M3)
Final PMA Module (M4)
Initial Commercial Launch (EAP)
LDT LAUNCH
FDA PMA Approval
IVD LAUNCH
v2 sPMA Submission*
Est. Submission
USPSTF Guideline Finalized (2027)
Est.
1H
2H
1H
2H
Part I: v2 Run-In Study
Freenome HQ Lab move and v2 scale up
Part II: Complete v2 AV/CV

2025

- **Prior PMA Modules 1 & 2 reviewed by FDA 2H '24**
- **Module 3 Submission: Submitted 1H '25**
- **Module 4 Submission: Submitted Mid '25**
- **PAI and BIMO Audit Readiness:** 2H '25

2026

- **Anticipated IVD Launch Readiness:** 1H '26
- **Anticipated v1 PMA Approval**: Mid '26

*Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions and approvals subject to additional discussions with regulators and are not guaranteed.
Bioresearch Monitoring (BIMO): Pre-Approval Inspection (PAI)

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© Freenome | Proprietary & Confidential

Panel includes initial signatures for 10+ cancers that cover ~65% of all cancer diagnoses and ~70% of cancer-related deaths

Freenome's partnership with Exact Sciences and future commercial scale coupled with real-world data (RWD)* can potentially accelerate the development of the 10+ other cancer types in its pipeline and continue expanding from there based on unmet need.

Single blood draw (or in the aggregate) + Freenome's multiomics platform (today)

↓

CRC/AA →

Lung	Liver	Breast	Pancreatic	Esophageal
Ovarian	Uterine	Stomach	Prostate	Bladder

↓

Portfolio of single- and multi-cancer test panels based on risk factors and guideline eligibility

*Subject to HIPAA

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© Freenome | Proprietary & Confidential

Freenome

Personalized Multi-Cancer Detection: Discovery and Platform Roadmap



CRC/AA v2 & Lung v1 LDT Readouts
P-MCD Readout
CRC V1 approval Lung LDT launch
2H25
1H26
2H26
1H27
2H27
Platform
Ongoing iterations of base-level NGS and non-NGS (protein/AAb) platforms
Next-generation platforms: Focused on enhanced performance, cancer signal origin (CSO) algorithm refinement, and ability to leverage existing assays and data to support new test development
P-MCD Pipeline
Tissue and Plasma Biobanks from Vallania, Sanderson, and other collections
Lung
Liver
Pancreas
Gastric + Esophageal
Women's Health Panel
Other Pipeline Indications (e.g., HNSCC)
Cancer Signal Origin (CSO) Algorithm Refinement (Backbone to enable Average-Risk MCED)

Based on management estimates. Projections are subject to inherent limitations and timelines for regulatory approvals may vary and are not guaranteed;; actual results may differ from expectations.
Autoantibodies (AAb)

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Freenome

Lung: Significant unmet need for ~14-15M individuals annually in the U.S. Eligible for Lung Cancer Screening per Guidelines[1]

Early Detection Makes an Impact


Localized
Metastatic
65%
10%
% Survival over 5 years 2

Lung & Bronchus Survival Rates, Local vs. Metastatic

Low Adherence Rates Despite Guideline Support


~10-15% Adherence 3

Lung Screening Rate, High-Risk Population

Freenome's Lung Target Product Profile: Frontline Screening Triaged by Low-Dose CT (LDCT)

Intended Use Population	≥50 years old 20 pack-year smoking history
Standard-of-Care[4]	LDCT Sensitivity: ~80-90% Specificity: >75%

1.American Lung Association USPSTF Lung Cancer Screening Recommendation Toolkit. (2021) 2. SEER U.S. Age-adjusted five-year relative survival rates (%) by localized vs. metastatic at diagnosis, 2015-2021; 3. American Lung Association's 'State of Lung Cancer' (2024); 4. Screening for Lung Cancer US Preventive Services Task Force Recommendation Statement. *JAMA.* (2021)

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Freenome

Lung: v1 prospective multiomics readout met both analytical and clinical performance targets to support planned LDT launch in the second half of 2026

Cohort Description (Subset of Vallania Study; NCT05254834)

Lung Cancer		211
Sub- types	Adenocarcinoma	115
	Squamous Cell	68
	Other (e.g., Small Cell, etc.)	28
Negatives (Intended Use Population)		147
Total		418

~80% Sensitivity at 75% Specificity



1.0
0.8
0.6
0.4
0.2
0.0
True Positive Rate
75% spec.
50% spec.
Fn-Methyl = 0.83, ΔCI=(0.00, 0.00)
Elecsys = 0.80, ΔCI=(-0.08, 0.02)
Fn-Methyl + Elecsys = 0.85, ΔCI=(-0.01, 0.04)
0.0
0.2
0.4
0.6
0.8
1.0
False Positive Rate

Combining protein and methylation shows clear additivity at a specificity of 75% (similar specificity to LDCT)

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© Freenome | Proprietary & Confidential

Freenome

 CommercialStrategy

Overlapping Patient Eligibility Drives Personalized Multi-Cancer Testing

Total CRC Screening Population 45+ (~120M+)

Multi-Eligible Personalized Single or Multi-Cancer Patients

~15M Dual Eligible (CRC & Lung)
CRC + Lung (Smokers)

~30M Dual Eligible (CRC & Esophageal)
CRC + Esophageal (GERD)

~5M Dual Eligible (CRC & Pancreatic)
CRC + Pancreatic (family history, cysts/IPMNs, etc)

~20M Dual Eligible (CRC & Gastric)
CRC + Gastric (GIM population)

~5M Dual Eligible (CRC & Liver)
CRC + Liver (Cirrhotic & Hep B/C)

*

Freenome

Full CRC reimbursement to Freenome when ordered alongside any other indication or multi-cancer test

CRC Eligible Only

EXACT SCIENCES

Freenome

10% Royalty to Freenome depending on gross margin

*Breakdown is based on management estimates.

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© Freenome | Proprietary & Confidential
Freenome

Freenome's Commercial Ecosystem Supports Efficient but Expansive Footprint

Exact Sciences' commercial engine is designed to drive CRC test adoption through primary care channel and allow Freenome to focus on multi-cancer eligible patients (e.g. CRC + lung or CRC + esophageal, etc.) through health systems



Commercial team
1,400+
Health Systems
390+
electronic connections
SimpleScreen
CRC
Healthcare providers
260K+
Payers
865+
in-network

Significant addressable market combined with technological and regulatory requirements activates a multitude of potential sales channels



EXACT SCIENCES
Employers
International
Roche
Test kitting (Ex-US)
Freenome
Sales Data
Real-World Data
Heath systems
Pharma
General provider
Telehealth CIC

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© Freenome | Proprietary & Confidential
Freenome

 Differentiated health systems strategy expected to drive testing and achieve low cost per sale through direct integrations  Centralized decision making while covering a large percentage of PCPs has the potential to scale test adoption while maximizing commercial resources  Multi-cancer early detection program interest  User of blood-based CRC through Exact Sciences  Patient demographics and reimbursement by region  Size of system and capabilities (imaging onsite, etc.)  Test results and patient education support   System-wide EMR and physician workflow integration  Patient identification program based on medical screening guidelines utilizing health record data mining and digital tools  Follow-up notification based on recommended testing frequency and positive confirmation navigation support  Health systems early cancer detection program focus  Requires seamless and scalable program  Health system targeting

Freenome and Roche have entered into an exclusive license and option for up to $209M to develop and commercialize an ex-US kitted version of Freenome's Personalized MCED test on Roche's SBX sequencing platform

The deal strengthens Roche's initial investments in Freenome (~$400M before this transaction) and includes:

- **$75M upfront equity investment in the form of a convertible note**, which would convert automatically at a **premium** upon a public listing of Freenome
- **$134M upon the achievement of specified development milestones** related to ex-US IVD kit development and evaluation of the SBX as an alternative sequencing technology
- **Royalties on ex-U.S. IVD kit net test sales ranging from low single digits to mid-teens**
- Access to Freenome MCED IVD kit data if available with proper consents and as allowed under applicable law
- Access to clinical sample cohorts to support Freenome's Lung and other Personalized Multi-Cancer indications

Freenome retains:

- US Multi-Cancer centralized testing
  - Note: CRC ordered alone is licensed to Exact Sciences
- US kitting rights (decentralized)
- Ex-US Multi-Cancer centralized testing (where Roche has a non-exclusive negotiation right)

Freenome | Roche

Ex-US kitted version of Freenome's Personalized MCED

Decentralized Multiomics Testing on Roche Platforms



SBX (NGS)



Elecsys (Non-NGS)

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Freenome

Combining with Perceptive Capital Solutions

 Transaction Summary and Rationale  Transaction Summary  Freenome Holdings, Inc. (“Freenome”) and Perceptive Capital Solutions Corp (“PCSC”, Nasdaq:PCSC) to merge pursuant to a business combination agreement to be entered into between PCSC and Freenome  Freenome is a healthcare company utilizing its understanding of disease-related biology and differentiated multimodal approach to develop and commercialize a suite of novel single- and multi-indication blood-based tests for personalized early cancer detection  PCSC is a special purpose acquisition company sponsored by Perceptive Advisors  Expected post-transaction equity value of approximately $1.09 billion, a $250 million aggregate PIPE, and no redemptions from PCSC shareholders  Transaction expected to close in H1 2026   Transaction Rationale and Use of Proceeds  Provides a more efficient path to public markets in one step  Institutes a pre-established, premier shareholder base capable of supporting Freenome into the future  Enables Freenome to progress through key clinical and commercial value inflection points.   Approximately $493 million of proceeds from the transaction plus existing cash on hand projected on the combined company balance sheet expected to be used primarily for current and future product development, to fund ongoing and new clinical studies, for preparation for commercial launch and expansion of commercial operations.(1)(2)  1. Reflects (i) Freenome’s existing balance sheet cash (estimated to be $125.9M) as of end of Q3 and (ii) the assumed net proceeds of the transaction.  2. Does not consider anticipated $700M in regulatory or market access milestone payments from Exact Sciences in connection with Freenome’s exclusive license agreement with Exact Sciences.

 Terms of Transaction  Pro Forma Valuation  Pro Forma Ownership  Sources of Funds(2)  Uses of Funds (2)   Shares and $ in thousands (other than share price)  Pipe Price  At Closing  Implied Share Price  $10.00(1)  $10.74(1)  Pro Forma Shares Outstanding  108,568  108,568  PF Equity Value  $1,085,675  $1,166,015  Less: PF Cash  $(448,212)  $(448,212)  Plus: PF Total Debt   $-  $-  Implied PF Enterprise Value  $637,463  $717,803  Cash Held in Trust(3)  $89,937  Third-Party PIPE Investment  $175,000  Perceptive PIPE Investment  $25,000  RA PIPE Investment  $50,000  Rollover Equity  $725,000  Target Cash Balance(4)  $125,900  Total Sources of Funds  $1,190,837  Rollover Equity(5)  $725,000  Estimated Transaction Fees & Expenses(6)  $17,625  Remaining Cash to the Balance Sheet  $493,000  Total Uses of Funds  $1,235,625   Shares  %  PCSC Insiders  4,943  4.6%  o/w PIPE Shares  2,500  2.3%  o/w Sponsor Shares  2,156  2.0%  o/w Risk Capital Shares  286  0.3%  PCSC Shareholders  8,625  7.9%  Rollover Equity  72,500  66.8%  Third Party PIPE Investment  17,500  16.1%  RA PIPE Investment  5,000  4.6%  Totals  108,568  100.0%  1. $10.00 reflects the price of the PIPE issuance. $10.74 reflects the estimated redemption price  2. As per closing anticipated in H1 2026  3. Assumes no shareholder redemptions   4. Estimate of end of Q3 cash balance  5. Allocation of equity consideration to Freenome equity holders; All percentages are reflective of interests in Freenome on a fully-diluted basis excluding equity incentive and other awards.  6. Estimated fees and expenses for both Freenome and SPAC

 Key Investment Highlights  Aim to transform early cancer detection with a suite of blood-based tests that target a $50B market opportunity  1  Our tests are built on a novel multiomics, AI/ML-based platform, which is designed to deliver sustainable performance advantages, data moat, and rapid test versioning  2  Population-level CRC screening is the foundation for our personalized multi-cancer early detection (MCED) strategy across 10+ indications  5  Leveraging an experienced leadership team, strategic and R&D partners (e.g., Exact Sciences, Roche), and a deep, diverse investor base to realize our vision  6  Initially focused on the large, well-established colorectal cancer (CRC) screening market, where our test is designed to deliver high sensitivity at the earliest and most treatable stages of disease  3  Partnership with Exact Sciences is positioned to accelerate market adoption, integration into primary care practice, and advancement of our platform  4

 Risk Factors (1 of 11)  Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we and the post-business combination public company will face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occur, our business, financial condition, results of operations and future prospects could be adversely affected. In that event, you could lose all or part of your investment. All references in this section to “we”, “our” or “us” refer both to the business of Freenome Holdings. Inc. (“Freenome”) prior to the consummation of the proposed business combination and to the business of the post-business combination public company and its subsidiaries, as applicable.  The list below has been prepared solely for the purpose of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Freenome and Perceptive Capital Solutions Corp (“PCSC”) or otherwise with respect to Freenome and PCSC, with the Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between Freenome and PCSC. The risks presented in such filings may differ significantly from and be more extensive than those presented below.  Risk Related to Freenome’s Business and Operations   We may need to raise additional capital to fund our existing operations, develop our platform, commercialize new products or expand our operations.  If we are unable to support demand for our current and future products, including ensuring that we have adequate capacity to meet increased demand, or we are unable to successfully manage our anticipated growth, our business could suffer.  If we continue to experience challenges attracting and retaining qualified personnel due to competitive labor markets, we may be unable to manage our future growth effectively, all of which could make it difficult to execute our business strategy.  If we lose the services of our founder, our Chief Executive Officer, or other members of our senior management team, we may not be able to execute our business strategy.  Changes in funding for, or disruptions caused by global health concerns impacting, the FDA and other government agencies or notified bodies could hinder their ability to hire and retain key leadership and other personnel, or otherwise prevent new medical device products from being developed, authorized or commercialized in a timely manner, which could negatively impact our business.

 Risk Factors (2 of 11)   Risk Related to Freenome’s Business and Operations (continued)  If our existing facility becomes damaged or inoperable or we are required to vacate our existing facility, our ability pursue our research and development efforts may be jeopardized.  We rely on commercial courier delivery services to transport samples to our laboratory facility in a timely and cost-efficient manner and if these delivery services are disrupted, our business will be harmed.  International expansion of our business exposes us to business, regulatory, political, operational, financial, and economic risks associated with doing business outside of the United States.  We face intense competition from other companies and may not be able to compete successfully.  Risks Related to Freenome’s Financial Condition  We have incurred significant net losses in each period since our inception and anticipate that we will continue to incur net losses for the coming years.  We operate in a rapidly evolving field and have a limited operating history, which makes it difficult to evaluate our current business and predict our future performance.  If we are unable to implement and maintain effective internal controls over financial reporting in the future, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our common stock could be adversely affected.  Risks Related to Freenome’s Research and Development   Clinical development involves a lengthy and expensive process with an uncertain outcome, and results of earlier studies and studies may not be predictive of future study results.  Delays in receipt of, or failure to obtain, required FDA clearances or approvals for our products in development, or improvements to or expanded indications for our current offerings, could materially delay or prevent us from commercializing or otherwise adversely impact future product commercialization.  The use of Artificial Intelligence presents new risks and challenges to our business.  Our products, if approved, may in the future be subject to product recalls. A recall of our products, either voluntarily or at the direction of the FDA or another governmental authority, or the discovery of serious safety issues with our products, could have a significant adverse impact on us.

 Risk Factors (3 of 11)   Risks Related to Freenome’s Research and Development (continued)  Interim, "topline" and preliminary data from our clinical studies that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data.  The clinical study process is lengthy and expensive with uncertain outcomes. We have encountered delays and may encounter future delays in, or unexpected data from, our clinical studies, and may therefore be unable to complete our clinical studies on the timelines we expect, if at all.  The size of the market for each of our products, if approved, has not been established with precision, and may be smaller than we estimate.  Our products, if approved, may fail to achieve the degree of market acceptance necessary for commercial success.  We may not be able to successfully market, sell or distribute our products, if approved, and if we are unable to expand our sales organization to adequately address our customers' needs, our business may be adversely affected.  We rely on a limited number of suppliers or, in some cases, sole suppliers, for some of our products and materials and may not be able to find replacements or promptly transition to alternative suppliers.  Risks Related to Regulatory Approval and other Legal Compliance Matters  The regulatory clearance, approval, or certification processes of the FDA and comparable foreign regulatory authorities or notified bodies are lengthy, time-consuming, and unpredictable. If we are ultimately unable to obtain any necessary or desirable regulatory approvals, clearances, or certifications, or if such approvals, clearances, or certifications are significantly delayed, our business will be substantially harmed.  The FDA's implementation of the LDT Rule may cause us to incur substantial costs and time delays associated with meeting requirements for pre-market clearance or approval or we could experience decreased demand for or reimbursement of our tests.  Obtaining and maintaining regulatory authorization of our products in one jurisdiction does not mean that we will be successful in obtaining regulatory authorization of our products in other jurisdictions.  Even if we receive regulatory approval or certification of our products, we will continue to be subject to extensive regulatory oversight.  The misuse or off-label use of our products may harm our reputation in the marketplace, result in injuries that lead to product liability suits or result in costly investigations, fines or sanctions by regulatory bodies if we are deemed to have engaged in the promotion of these uses, any of which could be costly to our business.  Our "research use only" and "investigational use only" products could become subject to more onerous regulation by the FDA or other regulatory agencies in the future, which could increase our costs and delay our commercialization efforts, thereby materially and adversely affecting our business and results of operations.

 Risk Factors (4 of 11)   Risks Related to Regulatory Approval and other Legal Compliance Matters (continued)  If we fail to comply with healthcare and other applicable laws and regulations, we could face substantial penalties and our business, reputation, and operations and financial condition could be adversely affected.  If third-party payers, including commercial payers and government healthcare programs, do not provide coverage of, or adequate reimbursement for, our tests, our business and results of operations will be negatively affected.  Our business activities are subject to the FCPA and similar anti-bribery and anti-corruption laws.  If we fail to comply with environmental, health, and safety laws and regulations, we could become subject to fines or penalties or incur costs that could have a material adverse effect on the success of our business.  Changes in funding for, or disruptions caused by global health concerns impacting, the FDA and other government agencies or notified bodies could hinder their ability to hire and retain key leadership and other personnel, or otherwise prevent new medical device products from being developed, authorized or commercialized in a timely manner, which could negatively impact our business.  Our employees, principal investigators, consultants and commercial partners may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements and insider trading.  Risks Related to Freenome’s Intellectual Property  We rely on strategic collaborative agreements with third parties to develop critical intellectual property. We may not be able to successfully establish and maintain such intellectual property.  If we are unable to obtain and maintain intellectual property protection for our technology, or if the scope of the intellectual property protection we obtain is not sufficiently broad, third parties could in the future develop and commercialize technology and tests similar or identical to ours, and our ability to successfully commercialize our products may be impaired.  If we are unable to protect the confidentiality of our trade secrets, the value of our technology could be materially adversely affected and our business could be harmed.  Litigation or other proceedings resulting from either third-party claims of intellectual property infringement, or asserting infringement by third parties of our technology, is costly, time-consuming, and could limit our ability to commercialize our products or services.  We may not be able to protect or enforce our intellectual property rights adequately throughout the world.  We may be subject to substantial costs and liability or be prevented from using technologies incorporated in our diagnostic tests as a result of litigation or other proceedings relating to patent or other intellectual property rights.

 Risk Factors (5 of 11)   Risks Related to Freenome’s Intellectual Property (continued)  Issued patents covering our products and other technologies could be found invalid or unenforceable if challenged in court or before administrative bodies in the United States and abroad.  Developments in patent law could have a negative impact on our business.  Obtaining and maintaining our patent protection depends on compliance with various required procedures, document submissions, fee payments and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements.  If our trademarks and trade names are not adequately protected, then we may not be able to build name recognition in our markets of interest and our business may be adversely affected.  Our collection, use and disclosure of personal information, including patient and employee information, is subject to privacy and security laws and regulations, and our actual or perceived failure to comply with those laws and regulations or to adequately secure the information in our possession could result in significant liability or reputational harm.  Cybersecurity incidents such as security breaches, loss of data and other disruptions in relation to our information technology systems, as well as those of our third-party service providers, could compromise sensitive information related to our business, prevent us from accessing it and expose us to substantial liability, which could adversely affect our business and reputation.  Risks Related to Operating as a Public Company Following the Business Combination  The sizes of the markets for our current and future products have not been established with precision, and may be smaller than we estimate.  Our stock price has fluctuated and may fluctuate significantly.  Future sales and issuances of our common stock or rights to purchase common stock, including pursuant to our equity incentive plans or in connection with strategic or commercial transactions, could result in additional dilution of the percentage ownership of our stockholders and could cause the price of our common stock to decline.  We may need to raise additional capital to fund our existing operations, implement our strategic plans, commercialize new products or expand our operations.  Provisions in our corporate charter documents and under Delaware law could make a change in control of us more difficult and may prevent attempts by our stockholders to replace or remove our current management.

 Risk Factors (6 of 11)   Risks Related to Operating as a Public Company Following the Business Combination (continued)  If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about our business, our stock price and trading volume could decline.  We do not intend to pay dividends on our capital stock.  Risks Related to Freenome’s Dependence on Third Parties   If we are unable to scale our operations successfully to support demand for our products, if approved, our business could suffer.  Our business is subject to economic, political, regulatory, and other risks associated with international operations.  If we cannot maintain our current collaborations or partnerships, including with Exact Sciences Corp., and enter into new collaborations or partnerships in a timely manner and on acceptable terms, our efforts to develop and commercialize our products could be delayed or adversely affected.  We cannot guarantee that we will achieve any or all of the up to $700 million in milestone payments under our license agreement with Exact Sciences Corp., and failure to achieve those milestones could delay or otherwise adversely affect the development and commercialization of our blood-based CRC test.  General Risks Related to Freenome’s Business  Recent macroeconomic pressures resulting from ongoing geopolitical or other matters may have an adverse impact on our business, financial results and prospects.  We may be a party to litigation in the normal course of business or otherwise, which could affect our business and financial position.  Our ability to use our net operating loss carryforwards and certain other tax attributes may be limited.  Changes in tax laws or regulations or exposure to tax liabilities could adversely affect our financial condition and results of operations.  Failure of, or defects in, our machine learning algorithms, artificial intelligence, and cloud-based computing infrastructure, including interruptions of service through third-party service providers, or increased regulation in the machine learning or artificial intelligence space, could impair our ability to process our data, develop products, or provide test results, and harm our business and results of operations.  Risks Related to the Business Combination  The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed.  Some of PCSC’s, Freenome’s or the post-closing combined company’s officers and directors may have conflicts of interest that may influence them to approve the proposed Business Combination without regard to your interests.  PCSC’s directors and officers may have interests in the proposed Business Combination different from the interests of PCSC, Freenome, the post-closing combined company or their respective shareholders.

 Risk Factors (7 of 11)   Risks Related to the Business Combination (continued)  There can be no assurance that Freenome and PCSC will be able to raise sufficient capital in the proposed PIPE Investment to consummate the proposed Business Combination.  The proposed Business Combination will be subject to a minimum net cash closing condition of $250 million. If PCSC is unable to close certain financing transactions and sufficient shareholders exercise their redemption rights in connection with the proposed Business Combination such that there is less than $250 million of cash proceeds available from PCSC’s trust account and the financing transactions, then PCSC may lack sufficient funds to consummate the proposed Business Combination.  The consummation of the proposed PIPE Investment is conditioned on the closing of the proposed Business Combination, and the closing of the proposed Business Combination will be subject to a number of closing conditions, some of which will be outside of Freenome and PCSC’s control, including approval by the shareholders of PCSC.  A portion of the total outstanding shares of the post-closing combined company is expected to be restricted from immediate resale but maybe sold into the market in the near future.  Sales of a substantial number of shares of the post-closing combined company’s common stock in the public market by existing shareholders could cause the post-closing combined company’s share price to decline, even if Freenome’s business is doing well.  PCSC’s shareholders will experience immediate dilution due to (i) the issuance of securities to existing Freenome security holders and investors in the proposed PIPE Investment in connection with the proposed Business Combination, and (ii) additional sources of dilution upon exercise or conversion of securities that will be issued in connection with or following the proposed Business Combination (for instance, any securities issued in connection with the post-closing combined company equity plan or employee share purchase plan), in each case potentially entitling recipients of such securities to a significant voting stake in the post-closing combined company.  If PCSC does not consummate an initial business combination within the required time period, as may be extended at the option of Perceptive Capital Solutions Holdings (the “Sponsor”)), its public shareholders may receive only their pro rata portion of the funds in PCSC’s trust account that are available for distribution its public shareholders.  There are no assurances that PCSC will be able to complete the proposed Business Combination prior to its expiration date.  Freenome’s or the post-closing combined company’s stockholders cannot be certain of the value of the merger consideration they will receive until the closing of the proposed Business Combination.

 Risk Factors (8 of 11)   Risks Related to the Business Combination (continued)  Because there are no current plans to pay cash dividends on the common stock of the post-closing combined company for the foreseeable future, you may not receive any return on investment unless you sell your PCSC Class A ordinary shares or the common stock of the post-closing combined company at a price greater than what you paid for it.  PCSC, Freenome and the post-closing combined company expect to incur substantial transaction fees and costs in connection with the proposed Business Combination and the integration of their businesses.  The costs related to the proposed Business Combination could be significantly higher than currently anticipated.  PCSC’s, Freenome’s or the post-closing combined company’s business and operations could be negatively affected, or the proposed Business Combination may be delayed or prevented from being completed, if they become subject to any securities litigation or shareholder activism.   In connection with the proposed Business Combination, the Sponsor and PCSC’s directors, executive officers, advisors and their affiliates may elect to purchase Class A ordinary shares of PCSC from public shareholders, which may reduce the public “float” of PCSC’s Class A ordinary shares.  The proceeds held in PCSC’s trust account could be reduced and the per-share redemption amount received by PCSC shareholders may be less than $10.00 per share.  The Nasdaq Stock Market LLC may de list PCSC’s Class A ordinary shares from its exchange prior to the closing of the Business Combination or Nasdaq may not list the post-closing combined company’s securities on its exchange, including the shares issued in connection with the proposed PIPE Investment, which could limit investors’ ability to make transactions in the post-closing combined company’s securities and subject the post-closing combined company to additional trading restrictions.  The securities issued in the proposed PIPE Investment will not initially be registered with the SEC, and prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act and applicable state securities laws.   There can be no assurance that the post-closing combined company will be able to comply with Nasdaq’s continued listing standards.    Following the closing of the proposed Business Combination, an active trading market for the common stock of the post-closing combined company may not be available on a consistent basis to provide stockholders with adequate liquidity. The share price may be extremely volatile and shareholders could lose a significant part of their investment.

 Risk Factors (9 of 11)  Risks Related to the Business Combination (continued)  If, following the proposed Business Combination, securities or industry analysts do not publish or cease publishing reports about the post-closing combined company, its business, or its market, or if they change their recommendations regarding the post-closing combined company’s securities adversely, the price and trading volume of the securities of the post-closing combined company could decline.  The benefits of the proposed Business Combination may not be realized to the extent currently anticipated by PCSC, Freenome and the post-closing combined company, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the post-closing combined company to grow and manage growth profitably, maintain relationships with customers, landlords and suppliers and retain its management and key employees. If the proposed Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of PCSC’s or the post-closing combined company’s securities may decline.  The proposed Business Combination will result in changes to the composition of the board of directors of Freenome and the composition of the board of directors of the post-closing combined company which may affect the strategy of the post-closing combined company.  The ability of PCSC, Freenome and the post-closing combined company to successfully effect the proposed Business Combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including Freenome’s key personnel. The loss of key personnel could negatively impact the operations and profitability of the post-closing combined company and its financial condition could suffer as a result.  The post-closing combined company does not have experience operating as a public company subject to U.S. federal securities laws and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes Oxley Act.  PCSC is currently an “emerging growth company” within the meaning of the Securities Act, and if the post-closing combined company takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make the securities of the post-closing combined company less attractive to investors and may make it more difficult to compare the post-closing combined company’s performance with other public companies.  The requirements of being a public company may strain the post-closing combined company’s resources, incur increased costs and distract its management, which could make it difficult to manage its business, particularly after the post-closing combined company is no longer an emerging growth company.

 Risk Factors (10 of 11)   Risks Related to the Business Combination (continued)  Subsequent to the completion of the proposed Business Combination, the post-closing combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.  As a private company, Freenome has not been required to document and test its internal controls over financial reporting nor has management been required to certify the effectiveness of its internal controls and its auditors have not been required to opine on the effectiveness of its internal control over financial reporting. As such, material weaknesses may be identified in Freenome’s or the post-closing combined company’s internal control over financial reporting that could lead to errors in the post-closing combined company’s financial reporting, which could adversely affect the post-closing combined company’s business and the market price of its securities.   If the post-closing combined company fails to maintain an effective system of disclosure controls and internal controls over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired.  If the post-closing combined company’s estimates or judgments relating to its critical accounting standards prove to be incorrect, or such standards change overtime, its results of operations could be adversely affected.   Because the post-closing combined company will become a publicly traded company by virtue of mergers in connection with the proposed Business Combination as opposed to an underwritten initial public offering, there are no underwriters involved in the process, which could result in less diligence being conducted on Freenome or the post-closing combined company than in an underwritten initial public offering.   PCSC public shareholders can redeem some or all of the funds held in PCSC’s trust account, and significant redemptions could materially impact the post-closing combined company’s cash position and runway.  The ability of PCSC’s public shareholders to exercise redemption rights with respect to a large number of PCSC’s public shares may not allow the post-closing combined company to complete the most desirable business combination, fully fund Freenome’s business plan, or changes thereto, or optimize the capital structure of the post-closing combined company.  Past performance by PCSC’s management team or their affiliates, including Perceptive Advisors, ARYA Sciences Acquisition Corp., ARYA Sciences Acquisition Corp IV, ARYA Sciences Acquisition Corp III, or their respective business combination targets, may not be indicative of future performance of an investment in PCSC or the post-closing combined company.  The post-closing combined company’s governing documents may include provisions that may discourage takeover attempts.   Freenome’s operating and financial results, which were presented to the PCSC board of directors, may not prove accurate.

 Risk Factors (11 of 11)  Risks Related to the Business Combination (continued)  Activities taken by existing PCSC shareholders to increase the likelihood of approval of the proposed Business Combination proposal and the other proposals to be described in the proxy statement/prospectus that will be filed in connection with the proposed Business Combination could have a depressive effect on PCSC’s share price.  Upon executing a definitive agreement with respect to the proposed Business Combination by and among Freenome, PCSC and the post-closing combined company, PCSC may be prohibited from entering into certain transactions that might otherwise be beneficial to it or its shareholders.  The proposed Business Combination may be completed even though material adverse effects may result from the announcement of the proposed Business Combination, industry wide changes, and other causes.  Delays in completing the proposed Business Combination may substantially reduce the expected benefits of the proposed Business Combination.   Freenome has, and the post-closing combined company will have, broad discretion in the use of cash on hand and may not use it effectively.